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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated March 5, 2002, included in this Form 10-K, into Pennzoil-Quaker State Company's previously filed Registration Statements on Form S-8 Nos. 333-69833, 333-69835, 333-69839, 333-69837, 333-72835, 333-96385,
333-36036, 333-60662 and 333-74434, Form S-4 No. 333-61541 and on Form S-3 No.
333-65909.

                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 5, 2002